UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2020

B2Digital, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-11882	84-0916299
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

4522 West Village Drive, Suite 215, Tampa, FL 33624
(Address of principal executive offices, including zip code)

(813) 961-3051
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry Into A Material Definitive Agreement.

On December 23, 2020, B2Digital, Incorporated, a Delaware corporation (the “Company”), entered into a Common Stock Purchase Agreement (the “CSPA”) with Triton Funds, LP, a Delaware limited partnership (“Triton”), an unrelated third party. Triton agreed to invest $2,500,000 in the Company in the form of common stock purchases. Subject to the terms and conditions set forth in the CSPA, the Company agreed to sell to Triton common shares of the Company having an aggregate value of $2,500,000. The Company may, in its sole discretion, deliver a Purchase Notice to Triton which states the dollar amount of shares which the Company intends to sell to Triton. The price of the shares to be sold will be $0.005 per share. Triton’s obligation to purchase securities is conditioned on certain factors including, but not limited to, the Company having an effective registration available for sale of the securities being purchased, a minimum closing price of $0.0075 is met on the date Triton receives the purchased shares as DWAC shares by Triton’s custodian, and Triton’s ownership not exceeding 9.99% of the issued and outstanding shares of the Company at any time. The CSPA terminates the Common Stock Purchase Agreement between the Company and Triton entered into on October 15, 2020.

In connection with the CSPA, the Company also issued to Triton warrants to purchase 125,000,000 of the Company’s Common Stock at $0.02 per share (the “Warrants”), subject to adjustments. The Warrants terminate five years from the date of issuance. In the event that the S-1 Registration Statement registering the resales of the shares underlying the exercise of the Warrant (the “Warrant Shares”) is not deemed effective within 90 days of the issuance of the Warrants, 100,000,000 Warrants will terminate and 25,000,000 Warrants will remain which shall either be registered by the Company in an S-1 Registration Statement or will be available for cashless exercise pursuant to the terms of the Warrant Agreement. The warrants issued to Triton on October 15, 2020 have been terminated.

Item 3.02.	Unregistered Sales of Equity Securities.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02. The Warrants were sold in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D under the Securities Act, based in part on the representations of Triton. There were no sales commissions paid pursuant to this transaction.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B2Digital, Incorporated

Date: December 29, 2020	By:	/s/ Greg P. Bell
Greg P. Bell, Chief Executive Officer

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